UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2010

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement

On June 24, 2010, Banner Corporation (the “Company”) and its primary financial institution subsidiary, Banner Bank, entered into an underwriting agreement (the “Underwriting Agreement”) with D. A. Davidson & Co. as representative of the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment offering of 75,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at a price to the public of $2.00 per share ($1.90 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 11,250,000 shares of the Company’s Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

A copy of the opinion of Breyer & Associates PC relating to the validity of the shares of Common Stock being offered is attached as Exhibit 5.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure

On June 24, 2010, the Company issued a press release announcing that the Company had priced its public offering of 75,000,000 shares and that the Company also granted the underwriters a 30-day option to purchase up to an additional 11,250,000 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated June 24, 2010, by and among Banner Corporation, Banner Bank and D. A. Davidson & Co.

5.1	Opinion of Breyer & Associates PC

23.1	Consent of Breyer & Associates PC (included in the opinion filed in Exhibit 5.1)

99.1	News release dated June 24, 2010 announcing the pricing of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: June 24, 2010	By:	/s/ Lloyd W. Baker
Lloyd W. Baker
Executive Vice President and
Chief Financial Officer